Intangible Assets, Net - Schedule of Amortization Amount of Intangible Asset (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Schedule of Amortization Amount of Intangible Asset [Abstract]
2025	$ 11,480
2026	11,480
2027	9,567
Total	$ 32,527	$ 44,007